FINISTERRE EMERGING MARKETS TOTAL RETURN BOND FUND

Class	Inst.
Ticker Symbol(s)	PFUMX
Principal Funds, Inc. Summary Prospectus March 1, 2026
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/Prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Fund seeks to generate total returns from current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
Inst.
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.85%
Expense Reimbursement (1)	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.85%
(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.85% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 28, 2027; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$87	$271	$471	$1,049
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are tied economically to an emerging market, and in derivatives on such investments. Emerging markets are generally defined to include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, and the United States. The Fund also invests in fixed-income securities, including convertible bonds, credit- and index-linked securities, non-registered and restricted securities (including those issued in reliance on Rule 144A and Regulation S), securities issued by distressed or bankrupt issuers, and securities issued by the U.S government or U.S. government-sponsored enterprises. The Fund’s strategies may result in the active and frequent trading of the Fund’s portfolio securities.
The Fund considers a security to be tied economically to an emerging market if one or more of the following criteria is present: (i) the issuer or guarantor of the security has its principal place of business or principal office in an emerging market; (ii) the principal trading market for the security is in an emerging market; (iv) the issuer or guarantor of the security derives a majority of its revenue from emerging markets; or (iv) the currency of settlement of the security is the currency of an emerging market. Emerging markets include frontier markets.
The Fund uses derivatives to enhance return and to hedge and manage investment risks. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund uses forward contracts, futures, options, and swaps. The Fund invests in cash and cash equivalents to support certain of these investments, as well as for other purposes.
The Fund’s investment process focuses primarily on market level analysis of global markets and political developments and their impact on individual countries and companies in emerging markets. The Fund uses a top-down portfolio construction process, blending both fundamental and technical considerations. The investment strategy provides considerable flexibility to invest in various asset classes, capital structures, maturities, and currencies.
The Fund invests, without limitation, in high yield securities (also known as “junk”) rated at the time of purchase Ba1 or lower by Moody’s Investors Services, Inc., and BB+ or lower by S&P Global Ratings (“S&P Global”). If the security has been rated by only one of the rating agencies, that rating will determine the security’s rating; if the security is rated differently by the rating agencies, the highest rating will be used; and if the security has not been rated by either of the rating agencies, those selecting such investments will determine the security’s quality. The Fund’s holdings range in maturity from overnight to 30 years or more and are not subject to any minimum credit rating standard.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Convertible Securities Risk. Convertible securities are securities that are convertible into common stock. Convertible securities are subject to credit and interest rate risks associated with fixed-income securities and to stock market risk associated with equity securities.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
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Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action that would restrict the ability of the Fund to deliver or receive currency.
•Forward Contracts, Futures, and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract, future, or swap; possible lack of a liquid secondary market for a forward contract, future, or swap and the resulting inability to close a forward contract, future, or swap when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.
Distressed Investments Risk. A fund’s investment in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk for the following reasons. These instruments may become illiquid and the prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and a fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the fund may lose its entire investment.
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.
•Defensive Strategy Risk. Because emerging market debt markets are particularly susceptible to adverse market, economic, political, and other conditions, the Fund is more prone to take a defensive position and invest a significant portion of its assets in cash and cash equivalents in response to abnormal market conditions. In taking a large cash position, the Fund’s performance may be adversely affected as the Fund may not be able to benefit from an upswing in the market. Further, the Fund may be unable to pursue or achieve its investment objective when employing such a defensive strategy.
•Frontier Markets Risk. Frontier markets are emerging markets, but generally have small economies or less mature capital markets than more developed emerging markets, and, as a result, the risks of investing in emerging markets are magnified in frontier markets. Frontier markets typically have low trading volumes and the potential for extreme price volatility and illiquidity.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the Fund.
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High Portfolio Turnover Risk. High portfolio turnover (more than 100%) caused by active and frequent trading of portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance, and increased brokerage costs.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as “junk bonds”) are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the Fund’s net asset value, or diminish the Fund’s performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities. The value of U.S. government securities may be adversely impacted by changes in interest rates, changes in the credit rating of the U.S. government, or a default by the U.S. government.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.
Volatility Mitigation Risk. Volatility mitigation strategies may increase the Fund’s transaction costs, which could increase losses or reduce gains. These strategies may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.principalam.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund’s shares were first sold (July 11, 2016).
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Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	9.76%
Lowest return for a quarter during the period of the bar chart above:	Q2 2022	(11.00)%
Average Annual Total Returns
For the periods ended December 31, 2025

	1 Year	5 Years	Life of Fund
Institutional Class Return Before Taxes	16.04%	4.05%	5.61%
Institutional Class Return After Taxes on Distributions	13.29%	1.57%	3.19%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	9.49%	1.95%	3.23%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	8.17%	(2.15)%	0.39%
JPM EMBI Equal Weighted Index[1] (reflects no deduction for fees, expenses, or taxes)	14.05%	1.84%	N/A
Finisterre Emerging Markets Total Return Bond Blended Index (reflects no deduction for fees, expenses, or taxes)	14.05%	1.84%	3.40%
JPM GBI-EM Global Diversified Index (reflects no deduction for fees, expenses, or taxes)	19.26%	1.12%	2.61%
JPM EMBI Global Diversified Index (reflects no deduction for fees, expenses, or taxes)	14.30%	1.78%	3.35%
JPM CEMBI Broad Diversified Index (reflects no deduction for fees, expenses, or taxes)	8.73%	2.48%	4.09%
1 The JPM EMBI Equal Weighted Index has an inception date of December 31, 2020. Accordingly, index performance is not available for periods prior to that date.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
The Bloomberg Global Aggregate Index is the Fund's primary broad-based securities market index. Effective March 1, 2026, the Fund changed its secondary index to the JPM EMBI Equal Weighted Index because it more closely aligns with the Fund's investment approach. The JPM EMBI Equal Weighted Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives. Prior to March 1, 2026, the Fund's secondary index was the Finisterre Emerging Markets Total Return Bond Blended Index. Performance of each component of the blended index is also shown. The weightings for the Finisterre Emerging Markets Total Return Bond Blended Index are: 33.33% JPM GBI-EM Global Diversified Index; 33.33% JPM EMBI Global Diversified Index; and 33.33% JPM CEMBI Broad Diversified Index.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Damien Buchet (since 2016), Portfolio Manager
•Christopher Watson (since 2016), Portfolio Manager
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Purchase and Sale of Fund Shares
For Institutional Class shares, there are no minimum initial or subsequent investment requirements for eligible purchasers.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
For retail investors (i.e. non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on April 13, 2026, and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on June 12, 2026, the Finisterre Emerging Markets Total Return Bond Fund will no longer be available for purchases from new investors except in limited circumstances. See the section titled Purchase of Fund Shares in the Fund’s Prospectus for additional information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

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